ACKNOWLEDGMENT

                  The undersigned, for himself,  individually,  and on behalf of
Tradewinds Television, LLC ("TW"), acknowledges that, since the September 13, 1996 execution of the Interim Financing and Security Agreement (the "Agreement"), together with the Secured Promissory Note (the "Note"), the interim financial requirements of TW will exceed the originally anticipated $400,000 maximum. Accordingly, the undersigned has requested that the maximum be raised to $600,000. This acknowledgment will serve to amend the Agreement to increase the maximum to $600,000, and to substitute for the existing Note a new secured promissory note in the form attached as Exhibit A hereto (the "New Note"). Reference in the Agreement to the "Note" shall be deemed to refer to the New Note. In all other respects, the Agreement is unchanged and remains in full force and effect.

Executed this 17th day of September, 1996.

                                                 TRADEWINDS TELEVISION, LLC


                                                 By: ___________________________
                                                     Rick Pack, President



                                                 ------------------------------
                                                 RICK PACK, an individual